Exhibit 99.1

NEWS RELEASE
For Immediate Release	Investors:	Media:
September 1, 2021	Bill Marshall	Trisha Meade
	Vice President, Investor Relations	Director, Communications & Engagement
	(804) 287-8108	(804) 285-5390
	bill.marshall@pfgc.com	mediarelations@pfgc.com

Performance Food Group Company Completes the Acquisition of Core-Mark

RICHMOND, Va. – Performance Food Group Company (PFG) (NYSE: PFGC) announced today that it has completed the acquisition of Core-Mark Holding Company, Inc. (Core-Mark). The transaction creates a best-in-class convenience business within PFG’s Vistar segment that includes the Core-Mark and Eby-Brown businesses. The expanded convenience business will continue to operate under Core-Mark and will be headquartered in Westlake, Texas with Eby maintaining ongoing operations in Naperville, Illinois. Scott McPherson will continue in his role as President and Chief Executive Officer of Core-Mark, and Tom Wake will continue as President and Chief Executive Officer of Eby-Brown, reporting to Mr. McPherson.

“We are very pleased to close this acquisition and welcome Core-Mark’s many talented associates to PFG,” said George Holm, PFG Chairman, President & CEO. “Core-Mark has proven itself to be a leader in convenience distribution and we are thrilled to add their leadership strength to the strong senior talent already driving PFG’s success in the foodservice and convenience distribution industries. We are excited to begin the integration process and start to service Core-Mark’s customers with the combined suite of brands. By adding PFG’s food and foodservice capabilities to Core-Mark’s solid platform, we expect to quickly begin to unlock the transaction value.”

The addition of Core-Mark brings one of the largest wholesale distributors to the convenience retail industry in North America into PFG’s family of companies, with approximately $17 billion in net sales. The company has approximately 8,000 employees and operates 32 distribution centers across the United States and Canada. Core-Mark services approximately 41,000 customer locations in all 50 U.S. states and five Canadian provinces.

PFG also announced that it has appointed Laura Flanagan to serve as an independent director on its Board of Directors, effective today. Ms. Flanagan, 53, has served as a Director of Core-Mark since June 2016. This appointment expands PFG’s Board to 12 directors.

Compelling Strategic and Financial Benefits

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Accelerates PFG’s diversification and adds highly complementary assets in the convenience store channel: Expands PFG’s geographic reach and market diversification into the growing convenience store channel.

•	Adds complementary customer-centric operating model: Core-Mark brings a consistent go-to-market approach with a selling culture focused on customer success.

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Enhances attractive customer base and product offerings: The transaction builds upon PFG’s current foodservice focus within the convenience channel adding additional customers and product offerings, particularly in the fresh food space.

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Strong strategic and financial merits: The transaction is expected to be accretive to Adjusted Diluted EPS in the first full fiscal year following the close. The accretion calculation does not include any of the expected cost synergies.

•	Annual run-rate net cost synergies of approximately $40 million expected to be achieved by the third full year after closing.

About Performance Food Group Company

Built on the many proud histories of our family of companies, Performance Food Group is a customer-centric foodservice distribution leader headquartered in Richmond, Virginia. Grounded by roots that date back to a grocery peddler in 1885, PFG today has a nationwide network of over 100 distribution facilities, thousands of talented associates, and valued suppliers across the country. With the goal of helping our customers thrive, we market and deliver quality food and related products to over 250,000 locations including independent and chain restaurants, schools, business and industry locations, healthcare facilities, vending distributors, office coffee service distributors, big box retailers, theaters, and convenience stores. Building strong relationships is core to PFG’s success – from connecting associates with great career opportunities to connecting valued suppliers and quality products with PFG’s broad and diverse customer base. To learn more about PFG, visit pfgc.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, our proposed acquisition of Core-Mark (the “Proposed Core-Mark Acquisition”) and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words.

Such forward-looking statements are subject to various risks and uncertainties. The following factors, in addition to those discussed under the section entitled Item 1A. Risk Factors in the PFG’s Annual Report on Form 10-K for the fiscal year ended July 3, 2021 filed with the Securities and Exchange Commission (the “SEC”) on August 24, 2021, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, could cause actual future results to differ materially from those expressed in any forward-looking statements:

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the material adverse impact the novel coronavirus (“COVID-19”) pandemic has had and is expected to continue to have on the global markets, the restaurant industry, and our business specifically, including the effects on vehicle miles driven, on the financial health of our business partners, on supply chains, and on financial and capital markets;

•	competition in our industry is intense, and we may not be able to compete successfully;

•	we operate in a low margin industry, which could increase the volatility of our results of operations;

•	we may not realize anticipated benefits from our operating cost reduction and productivity improvement efforts;

•	our profitability is directly affected by cost inflation and deflation and other factors;

•	we do not have long-term contracts with certain of our customers;

•	group purchasing organizations may become more active in our industry and increase their efforts to add our customers as members of these organizations;

•	changes in eating habits of consumers;

•	extreme weather conditions including earthquake and natural disaster damage;

•	our reliance on third-party suppliers;

•	labor relations and cost risks and availability of qualified labor;

•	volatility of fuel and other transportation costs;

•	inability to adjust cost structure where one or more of our competitors successfully implement lower costs;

•	we may be unable to increase our sales in the highest margin portion of our business;

•	changes in pricing practices of our suppliers;

•	our growth strategy may not achieve the anticipated results;

•	risks relating to acquisitions, including the risk that we are not able to realize benefits of acquisitions or successfully integrate the businesses we acquire;

•	environmental, health, and safety costs;

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the risk that we fail to comply with requirements imposed by applicable law or government regulations or substantial changes to governmental regulations, including increased regulation of electronic cigarette and other alternative nicotine products;

•	a portion of our sales volume is dependent upon the distribution of cigarettes and other tobacco products, sales of which are generally declining;

•	if products we distribute are alleged to cause injury or illness or fail to comply with governmental regulations, we may need to recall our products and may experience product liability claims;

•	our reliance on technology and risks associated with disruption or delay in implementation of new technology;

•	costs and risks associated with a potential cybersecurity incident or other technology disruption;

•	product liability claims relating to the products we distribute and other litigation;

•	adverse judgements or settlements or unexpected outcomes in legal proceedings;

•	negative media exposure and other events that damage our reputation;

•	decrease in earnings from amortization charges associated with acquisitions;

•	impact of uncollectibility of accounts receivable;

•	difficult economic conditions affecting consumer confidence;

•	risks relating to federal, state, and local tax rules and changes to federal, state, or local tax regulations;

•	increases in excise taxes or reduction in credit terms by taxing jurisdictions;

•	the cost and adequacy of insurance coverage and increases in the number or severity of insurance and claims expenses;

•	risks relating to our outstanding indebtedness;

•	our ability to raise additional capital; and

•	the following risks related to the Proposed Core-Mark Acquisition:

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the risk that, after the closing of the Proposed Core-Mark Acquisition, U.S antitrust authorities could continue to investigate the Proposed Core-Mark Acquisition and challenge the Proposed Core-Mark Acquisition;

•	uncertainty as to the expected performance of the combined company following completion of the Proposed Core-Mark Acquisition;

•	the possibility that the expected synergies and value creation from the Proposed Core-Mark Acquisition will not be realized or will not be realized within the expected time period;

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the risk that unexpected costs will be incurred in connection with the completion and/or integration of the Proposed Core-Mark Acquisition or that the integration of Core-Mark will be more difficult or time consuming than expected;

•	a downgrade of the credit rating of our indebtedness, which could give rise to an obligation to redeem existing indebtedness;

•	potential litigation in connection with the Proposed Core-Mark Acquisition which may result in significant costs of defense, indemnification, and liability;

•	the inability to retain key personnel;

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disruption from the announcement, pendency and/or completion of the Proposed Core-Mark Acquisition, including potential adverse reactions or changes to business relationships with customers, employees, suppliers, or regulators, making it more difficult to maintain business and operational relationships; and

•	the risk that, following the Proposed Core-Mark Acquisition, the combined company may not be able to effectively manage its expanded operations.

Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. Any forward-looking statement, including any contained herein, speaks only as of the time of this release or as of the date they were made and we do not undertake to update or revise them as more information becomes available or to disclose any facts, events, or circumstances after the date of this release or our statement, as applicable, that may affect the accuracy of any forward-looking statement, except as required by law.

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